UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): February 1, 2022
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STEM, INC.

(Exact name of registrant as specified in its charter)
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Delaware	001-39455	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 California St., 14th Fl, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K that Stem, Inc., a Delaware corporation (the “Company”), filed with the SEC on February 2, 2022 concerning the completion of its acquisition of all of the issued and outstanding shares of capital stock of Also Energy, Inc., a Delaware corporation (“Also Energy”), to include the financial information required by Item 9.01(a) and (b) of Form 8-K and to include certain exhibits under Item 9.01(d) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited consolidated financial statements as of and for the year ended December 31, 2021 of Also Energy Holdings, Inc., and the notes related thereto, and the related consent of Deloitte & Touche LLP, are attached to this report as Exhibits 99.1 and 23, respectively, and are incorporated by reference into this Item 9.01(a).
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements and explanatory notes relating to the Company’s acquisition of Also Energy, as of December 31, 2021, are included as Exhibit 99.2 hereto and are incorporated by reference into this Item 9.01(b).
(d) Exhibits.

Exhibit No.	Description
23	Consent of & Touche LLP.
99.1	Also Energy Holdings, Inc. consolidated financial statements as of and for the year ended December 31, 2021.
99.2	Unaudited pro forma condensed combined financial statements and explanatory notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: April 15, 2022	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
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